SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant Filed by a Party other than the Registrant	[x] [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SCHUFF INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing Party:

(4)	Date Filed:

SCHUFF INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 16, 2003

To Our Stockholders:

          The 2003 Annual Meeting of Stockholders of Schuff International, Inc. will be held at Quincy Joist Company, 22253 West Southern Avenue, Buckeye, Arizona, on Friday, May 16, 2003, beginning at 10:00 a.m. local time. At the meeting, stockholders will act on the following matters:

1.	Election of six directors, each for a term of one year;

2.	Amendment to the Director Compensation Plan, increasing the number of authorized shares available for issuance thereunder; and

3.	Any other matters that properly come before the meeting.

          Stockholders of record at the close of business on April 4, 2003 are entitled to vote at the meeting or any postponement or adjournment thereof. We have enclosed a copy of the Company’s 2002 Annual Report to Stockholders, which includes audited financial statements, and the Company’s Proxy Statement.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Registration and seating will begin at 9:00 a.m. Complimentary parking is available. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Your vote is important. In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed postage-paid envelope.

By Order of the Board of Directors
/s/ Michael R. Hill Michael R. Hill Vice President, Chief Financial Officer, Treasurer and Secretary

April 17, 2003
Phoenix, Arizona

i

ABOUT THE MEETING
What is the purpose of the annual meeting?
Who is entitled to vote?
Who can attend the meeting?
What constitutes a quorum?
How do I vote?
What if I vote and then change my mind?
What are the Board’s recommendations?
What vote is required to approve each item?
How much did this proxy solicitation cost?
BOARD OF DIRECTORS
Election of Directors (Proposal No. 1)
How are non-employee directors compensated?
Are employees of the Company paid additional compensation for service as a director?
How often did the Board meet during fiscal 2002?
What committees has the Board established?
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS AND COMPENSATION
The Executive Officers
Summary Compensation Table
Options/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises In Last Fiscal Year and Fiscal Year-End Option/SAR Values
Employment Agreements
Change of Control Arrangements
Report of the Compensation Committee on Executive Compensation
STOCK PRICE PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
CERTAIN TRANSACTIONS AND RELATIONSHIPS
AMENDMENT TO SCHUFF INTERNATIONAL DIRECTOR COMPENSATION PLAN (Proposal No. 2)
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS AND NOMINATIONS
OTHER MATTERS
ANNEX I

ii

PROXY STATEMENT

          This Proxy Statement contains information related to the 2003 Annual Meeting of Stockholders to be held on May 16, 2003 at 10:00 a.m. local time, at the offices of Quincy Joist Company, 22253 West Southern Avenue, Buckeye, Arizona, or at such other time and place to which the annual meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials relating to the annual meeting are first being mailed to stockholders entitled to vote at the meeting on or about April 17, 2003.

ABOUT THE MEETING

What is the purpose of the annual meeting?

          At the Company’s annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and amendment of the Director Compensation Plan. In addition, the Company’s management will report on the Company’s performance during fiscal 2002 and respond to questions from stockholders.

Who is entitled to vote?

          Only stockholders of record at the close of business on the record date, April 4, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

          All stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Registration and seating will begin at 9:00 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

          Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the Company to conduct its business at the annual meeting. As of the record date, 6,993,564 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     You can vote on matters to come before the meeting in two ways:

1.	You can attend the annual meeting and cast your vote in person; or

2.	You can vote by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendation of the Board of Directors.

What if I vote and then change my mind?

     You may revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of the Company a notice of revocation; or

•	sending in another duly executed proxy bearing a later date; or

•	attending the meeting and casting your vote in person.

     Your last vote will be the vote that is counted.

What are the Board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with a description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for election of the nominated slate of directors (see Page 4); and

•	for amendment to the Schuff International Director Compensation Plan (see Page 17).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

          Election of Directors - The six nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A “broker non-vote” (discussed below) also will have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

          Other Items - For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

          Effect of Broker Non-Votes - If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How much did this proxy solicitation cost?

          The Company has retained Computershare Trust Company, Inc. to assist in the solicitation of proxies from stockholders at an estimated fee of $2,500, plus reasonable expenses. (Note: This fee does not include the costs of printing the proxy statements.) Some of the officers and other employees of the Company also may solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means, although they will not receive compensation for doing so other than their regular compensation. The Company also will, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the common stock and to obtain proxies.

BOARD OF DIRECTORS

          This section gives biographical information about our directors and describes their membership on Board committees, their attendance at meetings, and their compensation.

Election of Directors
(Proposal No. 1)

          The Board of Directors proposes that each of the nominees described below be elected to serve until the 2004 Annual Meeting of Stockholders or until his successor shall have been duly elected and qualified or until his resignation or removal, whichever first occurs. All of the director nominees are currently serving as directors of the Company.

          Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

          The directors standing for election are:

David A. Schuff, 72	Director since 1976

          David A. Schuff has served as the Chairman of the Board of Directors since the Company’s inception and is a co-founder of the Company. Mr. Schuff served as President and Chief Executive Officer of the Company from its founding in 1976 to 1995. Mr. Schuff has been involved in the steel fabrication and erection business in a number of capacities since 1958. David A. Schuff is the father of Scott A. Schuff.

Scott A. Schuff, 44	Director since 1976

          Scott A. Schuff is the President and Chief Executive Officer of Schuff International, Inc., Schuff Steel Company and a co-founder of the Company. Mr. Schuff has served in numerous capacities with the Company since its founding in 1976, and has been the President and Chief Executive Officer since 1995. Scott A. Schuff is the son of David A. Schuff.

Edward M. Carson, 73	Director since 1997

          Edward M. Carson was the Chairman of the Board of Directors and Chief Executive Officer of First Interstate Bancorp, a bank holding company, from 1990 through June 1995. Mr. Carson currently is a director of Terra Industries, Inc. and director and chair of Automobile Club of So. California.

Dennis DeConcini, 65	Director since 1997

          Dennis DeConcini is a former United States Senator for Arizona and currently is a partner of Parry, Romani, DeConcini and Symms, P.C., a consulting firm based in Washington, D.C., and is a partner of DeConcini McDonald Yetwin & Lacy, P.C., a law firm with offices in Tucson and Phoenix,

Arizona, and in Washington, D.C. Mr. DeConcini is a director of Natrol, Inc. and Forensic Technology, Inc. Mr. DeConcini also served, by appointment of the President of the United States, on the Board of Directors of the Federal Home Loan Mortgage Corporation (Freddie Mac), a federally chartered mortgage finance corporation, until May 2000.

H. Wilson Sundt, 70	Director since 1999

          H. Wilson Sundt was the Chairman of the Board of Directors of The Sundt Companies, Inc. from January 1999 through December 1999. Mr. Sundt was Chairman of the Board of Directors and Chief Executive Officer of Sundt Corp., a privately-held general construction contracting firm, from 1976 to December 1998, and served as its President from 1979 through 1983. Mr. Sundt also serves as a director of Unisource Energy Corporation. Mr. Sundt has been active in the construction industry since 1957.

Michael R. Hill, 49	Director since 2001

          Michael R. Hill has served on the Board of Directors since May 2001, and as the Vice President, Chief Financial Officer, Treasurer and Secretary of the Company since September 30, 2000. Prior to September 30, 2000, Mr. Hill was associated with Motor Coach Industries International, the leading designer, manufacturer, and marketer of inter-city motor coaches and related replacement parts in North America since 1977. Mr. Hill received his B.B.A. degree from Eastern New Mexico University and attended graduate school at the Kellogg School of Management, Northwestern University.

The Board of Directors unanimously recommends a vote FOR election of each of the director nominees.

How are non-employee directors compensated?

Annual Fee: Each non-employee director receives a retainer based on an annualized rate of $20,000. Non-employee directors may elect to receive all or part of their retainer either in shares of the Company’s common stock or cash.

Meeting Fees: Each non-employee director receives a fee of:

•	$1,000 for attendance at each Board meeting; and

•	$700 for attendance at each Board committee meeting not held at the same time as a Board meeting.

Options. Under the 1998 Director Compensation Plan, each non-employee director receives an automatic grant of 500 shares of common stock and a non-qualified option to purchase an additional 500 shares of common stock each year as of the third business day following the public release of the Company’s fiscal year-end earnings information. For fiscal 2002, Messrs. Carson, DeConcini and Sundt received grants of stock and options to purchase stock under this plan. These annual option grants immediately vest and become exercisable, permitting the holder to purchase shares at their fair market value on the date of grant, which was $2.50 in the case of options granted in 2002. Unless earlier terminated, forfeited or surrendered pursuant to the plan, each option granted will expire on the tenth anniversary date of the grant.

Expenses: Each non-employee director is also reimbursed for reasonable travel expenses incurred in connection with attendance at each Board and Board committee meeting.

Are employees of the Company paid additional compensation for service as a director?

No. We do, however, reimburse them for travel and other related expenses.

How often did the Board meet during fiscal 2002?

The Board of Directors met five (5) times during fiscal 2002. Attendance by directors at the meetings of the Board and Board committees on which they served was 100%.

What committees has the Board established?

The Board of Directors has standing Compensation and Audit Committees. The Company does not maintain a standing nominating committee or other committee performing similar functions. The function of nominating directors is carried out by the entire Board of Directors. Our Bylaws, however, provide a procedure for you to recommend candidates for director at an annual meeting. For more information, see Page 19 under “Stockholder Proposals and Nominations.”

Name	Compensation Committee	Audit Committee

Edward M. Carson	X	X
Dennis DeConcini	X	X
H. Wilson Sundt	X	X

Compensation Committee. The Compensation Committee of the Board of Directors reviews all aspects of compensation of executive officers of the Company, makes recommendations on such matters to the full Board of Directors, and administers the Company’s 1997 Stock Option Plan and 1999 Employee Stock Purchase Plan. In fiscal 2002, the Compensation Committee met three (3) times and all members were present at each meeting.

Audit Committee. The Audit Committee makes recommendations to the Board concerning the selection and retention of outside auditors for the Company, reviews the financial statements of the Company, oversees the establishment and implementation of such systems of internal accounting and auditing control as it deems appropriate, and considers such other matters in relation to the external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. The Audit Committee also reviews certain proposals for major transactions. In fiscal 2002, the Audit Committee met six (6) times and all members were present at each meeting.

REPORT OF THE AUDIT COMMITTEE

The audit functions of the Company’s Audit Committee are focused on three areas:

•	The adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;

•	The independence and performance of the independent auditors; and

•	Compliance with legal and regulatory requirements.

The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the independent auditors and with the appropriate financial management.

The Audit Committee meets privately with the independent auditors, who have unrestricted access to the Audit Committee.

The Audit Committee also recommends to the Board of Directors the appointment of the independent auditors and periodically reviews their performance and independence from management.

In addition, the Audit Committee reviews the Company’s financing plans and reports recommendations to the full Board for approval and to authorize action.

The Board of Directors has determined that none of the Directors serving on the Audit Committee has a relationship to the Company that may interfere with their independence from the Company and its management. As a result, each Director who serves on the Audit Committee is “independent” as required by American Stock Exchange listing standards.

The Board of Directors has adopted an amended and restated written charter setting out the audit related functions the Audit Committee is to perform. (See Annex I attached.)

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including its system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America, and discuss with the Audit Committee any issues the independent auditors believe should be raised.

This year, the Audit Committee reviewed the Company’s financial statements and met with the Company’s management, Ernst & Young LLP, the Company’s former independent auditors, and Deloitte & Touche LLP, the Company’s independent auditors for 2002, to discuss the financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has received from and discussed with Deloitte & Touche LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items related to that firm’s independence from the Company. The Audit Committee also discussed with Deloitte & Touche LLP any matter required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Dennis DeConcini Edward M. Carson H. Wilson Sundt As Members of the Audit Committee

EXECUTIVE OFFICERS AND COMPENSATION

This section contains biographies of all of our executive officers and charts that show the amount of compensation earned by our Chief Executive Officer and by our four other most highly paid executive officers. It also contains the report of the Compensation Committee explaining the compensation philosophy for the Company’s most highly paid officers.

The Executive Officers

          The following are biographies of each of the Company’s current executive officers, except for Scott A. Schuff, David A. Schuff and Michael R. Hill, whose biographies are included above at Pages 4 and 5 under “Election of Directors (Proposal No. 1).”

Glen S. Davis, 49	President of Addison Steel, Inc. Addison Steel, Inc. was acquired by the Company in June 1998. Mr. Davis entered into an employment agreement with the Company in connection with the acquisition. Mr. Davis has been employed with Addison Steel since 1973 and has served as its President since 1989.

Saied Mahdavi, 42	President of Quincy Joist Company. Quincy Joist Company was acquired by the Company in June 1998. Mr. Mahdavi entered into an employment agreement with the Company in connection with the acquisition. Mr. Mahdavi has been President of Quincy Joist since January 1990.

Ted F. Rossin, 58	President of Bannister Steel, Inc. Bannister Steel, Inc. was acquired by the Company in October 1998. Mr. Rossin has been employed with Bannister Steel since 1979 and has served as its President since June 1996. From 1994 to 1996, Mr. Rossin was Vice President and General Manager of Bannister Steel.

Randy J. Eskelson, 50	President of Six Industries, Inc. In August 2001, Mr. Eskelson was appointed President of Six Industries. Mr. Eskelson joined the Company in 1985 as a project manager based in San Diego, California. Since then Mr. Eskelson has held various positions with the Company, including vice president and operations manager for Schuff Steel Company.

Summary Compensation Table

     The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during each of the years in the three year period ended December 31, 2002, of those persons who were, at December 31, 2002, (i) the Company’s Chief Executive Officer and (ii) the four other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”).

					Long-Term Compensation Awards

		Annual Compensation			Awards			Payouts

					Restricted	Securities			All
				Other Annual	Stock	Underlying		LTIP	Other
Name and		Salary	Bonus	Compensation	Award(s)	Options /		PAYOUTS	Compensation
Principal Position	Year	$	$(1)	$(2)	$	SAR's		$	$(3)

Scott A. Schuff	2002	$395,064	—	$28,856	—	—		—	—
President & Chief	2001	$417,844	$195,495	$7,284	—	—		—	$2,625
Executive Officer	2000	$416,016	$334,574	$5,802	—	—		—	$2,625
Saied Mahdavi	2002	$300,000	$75,000	$10,907	—	—		—	$388,663	(4)
President,	2001	$300,000	$169,745	$5,139	—	—	(5)	—	$604,958	(6)
Quincy Joist Co.	2000	$300,000	$237,427	$5,139	—	268,000		—	$2,625
Glen S. Davis	2002	$300,000	$86,092	$12,506	—	—		—	$266,075	(7)
President,	2001	$300,000	$144,070	$5,537	—	—	(8)	—	$389,975	(9)
Addison Steel, Inc.	2000	$300,000	$192,162	$5,537	—	228,000		—	$2,625
Ted F. Rossin President,	2002	$333,656	$71,058	$21,278	—	—		—	$53,216	(10)
Bannister Steel,	2001	$240,000	$154,835	$19,685	—	—	(11)	—	$85,092	(12)
Inc.	2000	$240,000	$145,235	—	—	46,400		—	$2,625
David A. Schuff	2002	$390,470	—	$8,161	—	—		—	—
Chairman of	2001	$342,701	$30,000	$4,324	—	—		—	—
The Board	2000	$340,873	$45,000	$3,786	—	—		—	—

(1)	Includes bonus amounts earned and paid in the applicable fiscal year and paid or to be paid in the following fiscal year. Excludes bonuses paid in the applicable fiscal year but earned in the preceding fiscal year.

(2)	The aggregate amount of perquisites and other personal benefits, securities or property, given to each Named Executive Officer was less than either $50,000 or 10% of the total annual salary and bonus for that executive during each of these years.

(3)	The amounts shown in this column represent the dollar value of contributions made by the Company to the Company’s 401(k) retirement savings plan for the benefit of the Named Executive Officers and other compensation as described below.

(4)	Amount represents Company’s 401(k) contribution (referenced in (3) above) in the amount of $2,330 and $386,333 pursuant to the terms of an Agreement to Cancellation of Stock Options effective November 12, 2001. Mr. Mahdavi will also receive $386,300 in 2004 pursuant to the terms of the above referenced agreement.

(5)	Mr. Mahdavi received an annual stock option grant of 276,000 stock options on February 20, 2001. However, pursuant to the terms of an Agreement to Cancellation of Stock Options and Amended Employment Agreement effective November 12, 2001, the 2001 Annual Options Grant and all prior options granted were cancelled.

(6)	Amount represents Company’s 401(k) contribution (referenced in (3) above) in the amount of $2,625, $386,333 pursuant to the terms of an Agreement to Cancellation of Stock Options and $216,000 pursuant to the terms of an Amended Employment Agreement, both agreements effective November 12, 2001, for the cancellation of 664,000 stock options.

(7)	Amount represents Company’s 401(k) contribution (referenced in (3) above) in the amount of $2,750 and $263,325 pursuant to the terms of an Agreement to Cancellation of Stock Options effective November 12, 2001. Mr. Davis will also receive $263,300 in 2004 pursuant to the terms of the above referenced agreement.

(8)	Mr. Davis received an annual stock option grant of 116,000 stock options on February 20, 2001. However, pursuant to the terms of an Agreement to Cancellation of Stock Options and Amended Employment Agreement effective November 12, 2001, the 2001 Annual Options Grant and all prior options granted were cancelled.

(9)	Amount represents Company’s 401(k) contribution (referenced in (3) above) in the amount of $2,625, $263,350 pursuant to the terms of an Agreement to Cancellation of Stock Options and $124,000 pursuant to the terms of an Amended Employment Agreement, both agreements effective November 12, 2001, for the cancellation of 496,000 stock options.

(10)	Amount represents Company’s 401(k) contribution (referenced in (3) above) in the amount of $2,750 and $50,466 pursuant to the terms of an Agreement to Cancellation of Stock Options effective November 12, 2001. Mr. Rossin will also receive $50,451 in 2004 pursuant to the terms of the above referenced agreement.

(11)	Mr. Rossin received an annual stock option grant of 12,800 stock options on February 20, 2001. However, pursuant to the terms of an Agreement to Cancellation of Stock Options and Amended Employment Agreement effective November 12, 2001, the 2001 Annual Options Grant and all prior options granted were cancelled.

(12)	Amount represents Company’s 401(k) contribution (referenced in (3) above) in the amount of $2,625, $50,467 pursuant to the terms of an Agreement to Cancellation of Stock Options and $32,000 pursuant to the terms of an Amended Employment Agreement, both agreements effective November 12, 2001, for the cancellation of 73,533 stock options.

Options/SAR Grants in Last Fiscal Year

          The Company did not grant any stock options to the Named Executive Officers during the fiscal year ended December 31, 2002, and does not maintain an option or other stock based plan that provides for the grant of stock appreciation rights (“SARs”).

Aggregated Option/SAR Exercises In Last Fiscal Year
and Fiscal Year-End Option/SAR Values

          Pursuant to the terms of Agreements to Cancellation of Stock Options and Amended Employment Agreements effective November 12, 2001, each of the applicable Named Executive Officers agreed to cancel all of his stock options. As a result, as of December 31, 2002, there were no outstanding options pertaining to the Named Executive Officers. The Company does not maintain an option or other stock based plan that provides for the grant of SARs.

Employment Agreements

          On June 15, 2002, the Company entered into a Cancellation of Employment Agreement with Ted R. Rossin, which terminated the Employment Agreement dated October 15, 1998 between Mr. Rossin, Bannister Steel, Inc. and Schuff International, Inc. (fka Schuff Steel Company).

          On September 5, 2002, the Company entered into a Second Amendment to Employment Agreement of Glen S. Davis, which provided for the transfer of certain life insurance policies.

          There are no other employment or severance agreements between the Company and any of the Named Executive Officers.

Change of Control Arrangements

          If the Company sells all or substantially all of its assets, or merges with or into another corporation, stock options outstanding under the Company’s 1997 Stock Option Plan are required to be assumed or equivalent options are required to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Company’s Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the option holder will have the right to exercise his or her option, including shares as to which such option would not otherwise be exercisable. If the Board makes options fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board must notify the option holder that the option is fully exercisable for a period of 30 days from the date of such notice and the option will terminate upon the expiration of such period, but not later than the expiration of the term of the option.

Report of the Compensation Committee on Executive Compensation

          The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

          The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2002.

What is the Company’s philosophy of executive officer compensation?

The Company’s compensation program for executive officers consists of two key elements:

•	a base salary, and

•	a performance-based annual bonus

          The Compensation Committee believes that this two-part approach best serves the interests of the Company and its stockholders. As described more fully below, each element of the Company’s executive compensation program has a somewhat different purpose.

          The two-part approach enables the Company to meet the requirements of the competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short-term and long-term interests of the stockholders. Under this approach, compensation for these officers was ultimately based upon:

•	the Committee’s assessment of the executive officers’ performance,

•	the continuing demand for superior executive talent,

•	the Company’s overall performance, and

•	the Company’s future objectives and challenges.

          The Company’s philosophy is to pay base salaries to executives that reward these executives for ongoing performance throughout the year and that enable the Company to attract, motivate and retain highly-qualified executives. The annual bonus program is designed to reward executives for performance and is based primarily on the Company’s financial results. The Board believes that these compensation components provide a balanced approach that enables the Company to attract and retain experienced executives, reward such executives for their individual and collective contribution to the profitability of the Company, and ensure that the incentives of the Company’s executives are aligned with the best interests of its stockholders.

          The Board’s decisions concerning the specific 2002 compensation elements for individual executive officers, including the Chief Executive Officer, were made within this broad framework and in light of each executive officer’s level of responsibility, performance, current salary and prior-year bonus and other compensation awards. As noted below, in most cases the Board’s specific decisions involving 2002 executive officer compensation were ultimately based upon the Board’s judgment regarding the individual executive officer’s performance, potential future contributions, and whether each payment or award would provide an appropriate reward and incentive for such officer to sustain and enhance the Company’s long-term performance.

          In addition to the foregoing, the base salary, annual bonus, and other related compensation for Messrs. Davis, Mahdavi, and Rossin were primarily established through negotiations with the executives at the time the Company acquired Addison Steel, Quincy Joist and Bannister Steel in fiscal 1998, and is set forth in the executives’ respective employment agreements with the Company as described above.

How do we determine base salary for Messrs. Schuff and Schuff?

          The Board typically establishes each executive’s base salary at a level that is designed to reflect that executive’s position and responsibility within the Company, to attract and retain highly-qualified executives, and to be competitive with similarly situated executives at steel services companies of similar size and revenue levels. The Board also takes into account, among other things, the individual executive’s experience and performance during the past year.

How are annual bonuses determined for Messrs. Schuff and Schuff?

          Bonuses typically are paid based upon the Board’s judgment regarding the significance of the individual executive officer’s contributions during a given year and the overall financial performance of the Company. The Company’s bonus plan generally makes such bonuses substantially contingent upon the Company’s achievement of certain objective performance goals related to revenue and net income, although the plan does not preclude discretionary bonuses based upon other factors, such as individual achievement.

Do executives receive any other benefits?

          Certain executives also participate in various other benefit plans, including medical plans and a 401(k) plan, which are generally available to all employees of the Company.

How is the Company’s Chief Executive Officer compensated?

          In 2002, the President, Chief Executive Officer and co-founder of the Company, Scott A. Schuff, received a base salary of $395,064. Mr. Schuff’s salary was determined based on his extraordinary contributions to the Company, the historical operating performance of the Company and his continuing contributions in his role as President and Chief Executive Officer of Schuff International, Inc. and Schuff Steel Company. Due to the difficult economic circumstances in which the Company operated in 2002, Mr. Schuff requested that he receive no bonus. The Board believes that the success of the Company continues to depend to a great extent upon the efforts of Mr. Schuff.

How is the Company addressing Internal Revenue Code limits on deductibility of compensation?

          Section 162(m) of the Internal Revenue Code, adopted as part of the Revenue Reconciliation Act of 1993, provides that executive compensation in excess of $1 million is not deductible for corporate income tax purposes unless it is performance-based and is paid under a plan meeting requirements set forth in Section 162(m). The Committee intends to ensure that the Company’s executive compensation programs continue to satisfy the requirements of Section 162(m). However, the Committee may determine, based on business considerations, that compensation should be paid even if it is not deductible under Section 162(m).

Dennis DeConcini Edward M. Carson H. Wilson Sundt As Members of the Compensation Committee

STOCK PRICE PERFORMANCE GRAPH

          The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of (i) the Company’s common stock, (ii) the Standard & Poor’s Small Cap 600 Stock Index (“S&P 600”) and (iii) a peer group index selected by the Company (the “Peer Group”), from July 7, 1997 (the date of the Company’s initial public offering) through December 31, 2002 (the end of the Company’s fiscal year). The Peer Group was selected by the Company on an industry basis and includes:

• Ameron International Corporation	• Foster Wheeler Corporation	• Gulf Island Fabrication, Inc.

• Granite Construction Incorporated	• Northwest Pipe Company	• Pitt-Des Moines, Inc.

• Jacobs Engineering Group Inc.	• Meadow Valley Corporation	• Fluor Corporation

• Simpson Manufacturing Co., Inc.	• Williams Industries, Inc.	• Chicago Bridge & Iron Co. N.V.

The graph assumes that $100 was invested on July 7, 1997 in the Company’s common stock and in each of the comparison indices, and assumes that all dividends paid were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s common stock.

Comparison of Cumulative Total Return Among
Schuff International, Inc., the S&P 600 and the Peer Group

Total Return Analysis	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002

Schuff International, Inc.	$100.00	$50.57	$36.78	$24.09	$26.67	$12.05
Peer Group	$100.00	$125.92	$124.08	$161.56	$202.80	$185.11
S&P 600	$100.00	$97.90	$109.18	$121.21	$128.16	$108.80

Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the Company’s preceding fiscal year its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

          The following table sets forth, as of March 31, 2003, the number and percentage of outstanding shares of common stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and Named Executive Officer of the Company, and by all directors and executive officers of the Company as a group.

	Shares		Shares Subject
	Beneficially		to Unexercised
Name & Address of Beneficial Owner (1)	Owned		Options (3)	Percentage Owned

David A. Schuff and Nancy A. Schuff(2),	2,553,000	(4)	—	36.5%
Scott A. Schuff and Teryl H. Schuff(2),	2,469,200	(5)	—	35.5%
Dimensional Fund Advisors 1299 Ocean Avenue, 11th FloorSanta Monica, CA 90401	402,900	(6)	—	5.8%
Glen S. Davis(2)	21,132		—	*
Saied Mahdavi(2)	3,295		—	*
Ted F. Rossin(2)	5,000		—	*
Edward M. Carson(2)	42,921		10,500	*
H. Wilson Sundt(2)	23,684		2,000	*
Dennis DeConcini(2)	29,212		10,500	*
Michael R. Hill(2)	3,200		8,000	*
All Directors and Executive Officers as a group (10 persons)	5,128,953		86,200	74.6%

*     Represents less than 1% of the Company’s outstanding common stock.

(1)	This information regarding beneficial ownership of the Company’s common stock by certain beneficial owners and management of the Company is as of March 31, 2003. A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant, or right. Shares of common stock subject to options, warrants, or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for the purpose of computing the percentage of the person holding such options, warrants, or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 6,993,564 shares of common stock outstanding as of March 31, 2003. The persons named in the table, to the Company’s knowledge, have sole voting and sole dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder.

(2)	The address of each of the listed stockholders is 1841 West Buchanan Street, Phoenix, Arizona 85007.

(3)	The number of Shares Beneficially Owned include Shares Subject to Unexercised Options which are exercisable on March 31, 2003, or within 60 days thereafter.

(4)	2,053,000 of these shares are owned by the Schuff Family Trust Under Trust Agreement dated June 28, 1983, as amended, and 500,000 of these shares are owned by the Schuff Irrevocable Trust Under Trust Agreement Dated December 31, 1996. David A. Schuff and Nancy A. Schuff, husband and wife, are co-trustees of each of the trusts and exercise voting and investment power over such shares.

(5)	2,269,200 of these shares are owned by the Scott A. Schuff Family Trust Under Trust Agreement dated March 12, 1992, as amended, and 200,000 of these shares are owned by the Scott A. Schuff Irrevocable Trust Under Trust Agreement dated December 31, 1996, as amended. Scott A. Schuff and Teryl Hall Schuff, husband and wife, are co-trustees of each of these trusts and exercise voting and investment power over such shares.

(6)	Amount based on last filed Schedule 13G/A effective December 31, 2002.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

          On June 29, 2001, a holding company form of organizational structure was adopted to provide a framework that generally allows for greater administrative and operational flexibility. The new structure was consummated by the merger of Schuff Merger Company into Schuff Steel Company, which was the surviving corporation. Prior to the merger, Schuff Merger Company was a wholly-owned subsidiary of Schuff International, Inc., a holding company and initially a wholly-owned subsidiary of Schuff Steel Company. As a result of the merger, Schuff Merger Company ceased to exist, and Schuff Steel Company became a wholly-owned subsidiary of Schuff International, Inc., with all of Schuff Steel Company’s outstanding common stock converted, on a share for share basis, into common stock of Schuff International, Inc.

          Since its inception, the Company has maintained business relationships and engaged in certain transactions with the affiliated companies and parties described below. Since the closing of its initial public offering in July 1997, all transactions between the Company and its affiliated entities, executive officers, directors, or significant stockholders have been approved by a majority of the non-employee directors of the Company. The Company also believes these transactions were on terms that were no less favorable to the Company than the Company could have obtained from non-affiliated parties.

          The Company leases some of its fabrication and office facilities from 19th Avenue/Buchanan Limited Partnership, an Arizona limited partnership (the “Schuff Partnership”). The general and limited partners of the Schuff Partnership are David A. Schuff, Scott A. Schuff, and certain of their family members. David A. Schuff is a co-founder and the Chairman of the Board of Directors of the Company, and Scott A. Schuff is a Director and the President and Chief Executive Officer of the Company. David A. Schuff and Scott A. Schuff presently are the beneficial owners of approximately 72% of the issued and outstanding common stock of the Company. See “Security Ownership of Principal Stockholders and Management.”

          The Company has three leases with the Schuff Partnership for its principal fabrication and office facilities, the property and equipment acquired in the 1997 acquisition of B&K Steel, and additional office facilities adjacent to the Company’s principal office and shop facilities. Each lease has a 20 year term and is subject to increases every five years based on increases in the Consumer Price Index. The Company’s annual rental payments for the three leases were $1.0 million in 2002. During 2002, the Company amended all three leases. The annual rent was reduced to $800,000 from $1.1 million. With a 30-day written notice, the Schuff Partnership may increase the rent to the original amount. The rent continues to be subject to an increase every 5 years based on increases in the Consumer Price Index. All other terms and conditions remain unchanged.

AMENDMENT TO
SCHUFF INTERNATIONAL DIRECTOR COMPENSATION PLAN
(Proposal No. 2)

          The Board of Directors has approved an amendment to the Schuff International Director Compensation Plan (the “Plan”) increasing the number of authorized shares available for issuance thereunder from 50,000 to 100,000, subject to approval by the stockholders of the Company (see Annex II attached).

          The Company established the Director Compensation Plan in 1998 for its nonemployee directors. The purpose of the Plan is to further the Company’s short- and long-term objectives by attracting and retaining the services of nonemployee directors of outstanding competence and by linking the personal interests of nonemployee directors to those of the Company’s shareholders.

          The Plan sets forth an annual retainer to be paid in quarterly installments in the form of cash or shares of stock; the fair market value of which shall be determined as of the third business day after the public release of the Company’s earnings information for the quarter. The Plan also sets forth the payment of an annual grant of stock in the amount of 500 shares and an annual grant of 500 stock options which shall be immediately vested and exercisable.

          Under the current Plan, up to 50,000 shares of existing common stock may be available for issuance under the Plan. Under the amended Plan, the amount made available will be increased to 100,000 shares of common stock.

          Because the number of shares of common stock currently available under the Plan is not sufficient to meet the Company’s current obligations under the Plan, the Board of Directors believes it is in the best interests of the Company to increase the number of shares of stock available under the Plan in order to continue to provide incentives and motivation to nonemployee directors who contribute to the profit and success of the Company.

Disclosure with Respect to the Company’s Equity Compensation Plans

          The Company maintains the 1997 Stock Option Plan (the “1997 Plan”), the 1998 Director Compensation Plan (the “1998 Plan”) and the 1999 Employee Stock Purchase Plan (the “ESPP”), pursuant to which it may grant equity awards to eligible persons.

          The following table gives information about equity awards at December 31, 2002 under the Company’s 1997 Plan, the 1998 Plan and the ESPP.

			Number of securities
	Number of securities to	Weighted-average	remaining available for
	be issued upon exercise	exercise price of	future issuance under equity
	of outstanding options	outstanding options	compensation plans

Equity compensation plans approved by security holders	1,130,174 (1)	$5.54	1,722,463 (2)
Equity compensation plans not approved by security holders	—	—	—

Total	1,130,174	$5.54	1,722,463

(1)	Of these options, 1,123,674 are outstanding under the 1997 Plan and 6,500 are outstanding under the 1998 Plan.

(2)	Of these securities, 82,157 remain available for purchase under the ESPP. The remaining 1,640,306 are options available for grant under the 1997 Plan.

     The Board of Directors unanimously recommends a vote FOR approval of the amendment to the Schuff International Director Compensation Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

The principal independent public accounting firm we used during 2002 was Deloitte & Touche LLP. The following reflects various fees paid to Deloitte & Touche LLP during 2002.

Audit Fees

The aggregate fees paid to Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for 2002 and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q for 2002 were $309,000.

Audit Related Fees

The aggregate fees paid to Deloitte & Touche LLP for professional services rendered for the audits of the Company’s employee benefit plans, accounting consultation and other accounting services for 2002 were $30,000.

All Other Non-Audit Fees

There were no fees paid to Deloitte & Touche LLP for non-audit related services in 2002.. The Audit Committee has considered and determined that the provision of non-audit services is compatible with maintaining Deloitte & Touche’s independence from us.

We have retained Deloitte & Touche LLP as our principal accounting firm in 2003. Deloitte & Touche LLP representatives will attend the annual meeting, have an opportunity to make a statement and be available to answer questions.

STOCKHOLDER PROPOSALS AND NOMINATIONS

          Stockholder proposals for the 2004 Annual Meeting must be received at the principal executive offices of the Company by January 16, 2004, to be considered for inclusion in the Company’s proxy materials relating to such meeting.

          Under our Bylaws, if you wish to nominate directors or bring other business before the stockholders at the 2004 Annual Meeting of Stockholders:

•	You must be a stockholder of record at the time of giving notice and be entitled to vote at the meeting of stockholders to which the notice relates.

•	You must notify the Secretary in writing no later than January 16, 2004, which is 120 days prior to the anniversary date of this annual meeting.

•	Your notice must contain the specific information required in our Bylaws.

          A nomination or other proposal will be disregarded if it does not comply with the above procedure and any additional requirements set forth in our Bylaws. Please note that these requirements relate only to the matters you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC’s requirements to have your proposal included in our proxy statement.

OTHER MATTERS

          As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

SCHUFF INTERNATIONAL, INC.

/s/Scott A. Schuff Scott A. Schuff President and Chief Executive Officer
April 17, 2003

ANNEX I

SCHUFF INTERNATIONAL, INC.

AUDIT COMMITTEE CHARTER

I.	PURPOSE AND AUTHORITY

      The Audit Committee is a committee of the Board of Directors of the Company that assists the Board in its oversight responsibilities regarding the Company’s publicly reported financial information and its systems and controls related thereto. In particular, the Audit Committee serves to assist the Board in its oversight of (1) the integrity of the Company’s financial statements and financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the Company’s independent auditor, (4) the performance of the Company’s internal reporting and audit functions, and (5) the Company’s disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and ethics.

      The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to fully execute its duties and responsibilities. The Company will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage. The Audit Committee may, by majority vote of the full Audit Committee membership, create one or more subcommittees comprised of members of the Audit Committee, and may vest any such subcommittee with the full authority of the Audit Committee with respect to specific matters delegated to such subcommittee.

      The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee will have full access to the Company’s executive management and other employees as necessary to effectively carry out its duties and responsibilities.

II.	COMPOSITION OF THE AUDIT COMMITTEE

      The Audit Committee will be comprised of three or more members of the Board, each of whom (i) will be a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) will meet the independence requirements of the American Stock Exchange, the Exchange Act and the Sarbanes-Oxley Act of 2002, all as in effect from time to time. In particular, each Audit Committee member must be financially literate at the time of appointment, and at least one member must be a “financial expert”, as defined by the Securities and Exchange Commission (the “SEC”) pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. The Company will disclose the existence of the “financial expert” member(s) of the Audit Committee in its periodic filings as required by the SEC. No member of the Audit Committee may simultaneously serve on the audit committee of more than three public companies, including the Company.

      Each member of the Audit Committee will be elected by the Board of Directors at its annual organizational meeting, or such other meeting as the Board may deem appropriate, and will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal from the Committee by the full Board. Unless a Chair of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. Members of the Audit Committee may only receive compensation in the form of Director’s fees from the Company.

III.	MEETINGS OF THE AUDIT COMMITTEE

        The Audit Committee will meet at least once per calendar quarter, or more frequently as circumstances may dictate in order for it to carry out its duties and responsibilities and to act upon matters falling within its responsibility. The Audit Committee will meet at least quarterly with the independent auditor and management to discuss the Company’s annual audited financial statements and quarterly financial statements, including the Company’s related disclosures in respect of such annual and quarterly financial statements made in its periodic reports filed with the SEC. The Audit Committee may also meet periodically with management and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or any individual or group believes should be discussed privately.

      A majority of the total number of members of the Audit Committee will constitute a quorum for the conduct of business at all Audit Committee meetings. A majority of the members of the Audit Committee are empowered to act on behalf of the Audit Committee. Minutes will be kept of each Audit Committee meeting. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities, including any material matters covered at any Committee meeting, and a representative of the Committee will report to the Board of Directors on material matters covered at any meeting of the Audit Committee.

IV.	RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Audit Committee will do the following:

Independent Auditor Oversight:

1.	Exercise sole and direct authority with respect to the selection, appointment, compensation, review and replacement of the Company’s independent auditor. The Audit Committee may consult with management in connection with such duties, but may not delegate such duties. The independent auditor will report directly to the Audit Committee.

2.	Review and pre-approve both audit and permissible non-audit services to be provided by the independent auditor. This pre-approval duty may be delegated to one or more

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designated members of the Audit Committee, provided that any pre-approval given by such delegate(s) must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee will ensure that any pre-approval of non-audit services to be performed by the independent auditor are disclosed to investors in the Company’s periodic reports filed under Section 13(a) of the Securities and Exchange Act of 1934.

3.	Obtain and review, at least annually, a report by the independent auditor describing:

a)	the independent auditor’s internal quality-control procedures; and

b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

4.	Take other appropriate actions as it may deem necessary to satisfy itself of the independent auditor’s independence.

Accounting, Audit and Information Oversight:

5.	Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor and the Company’s internal audit staff.

6.	Review with management and the independent auditor at the completion of the annual audit and before the filing by the Company with the SEC of the Company’s annual report on Form 10-K for the period in question:

a)	the Company’s annual financial statements and related footnotes;

b)	the independent auditor’s audit of the financial statements and its report thereon;

c)	any audit problems or difficulties encountered by the independent auditor during the course of the audit, and management’s responses to those problems or difficulties;

d)	the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K; and

e)	any other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

7.	Review with management and the independent auditor, prior to the filing by the Company with the SEC of each quarterly report on Form 10-Q, the quarterly financial statements for the applicable fiscal quarter, including the Company’s corresponding disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in such quarterly report.

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8.	Discuss earnings press releases and other similar public announcements with management (prior to their issuance), which may consist of a general discussion of the types of earnings information to be disclosed and the manner of disclosure.

9.	Discuss with management financial information and earnings guidance to be provided to analysts and ratings agencies, which duty may be fulfilled in a general fashion by discussing with management the types of information and guidance that may be provided to analysts and rating agencies.

10.	Review any other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditor (or summaries thereof).

11.	Prepare for inclusion in the Company’s annual meeting proxy statement, in consultation with management and legal counsel, the report of the Audit Committee required by the SEC’s rules and regulations.

Financial Reporting Processes, Controls and Policies:

12.	Ensure open communication among the independent auditor, management and the Board of Directors.

13.	Maintain an awareness of key financial reporting issues and regulatory and accounting initiatives, and review proposed or effective changes in financial reporting principles that affect or may affect the Company.

14.	Periodically review with management and the independent auditor:

a)	the adequacy and integrity of the Company’s financial reporting processes (both internal and external) and internal control structure, including disclosure controls; and

b)	any related significant findings and recommendations of the independent auditor, together with management’s responses.

15.	Review with the independent auditor on at least an annual basis:

a)	all critical accounting policies and practices applicable to the Company’s financial accounting and reporting;

b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

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c)	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

16.	Oversee the resolution of any disagreement between management and the independent auditor in the event that they arise.

17.	Establish procedures for:

a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and/or auditing matters; and

b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Ethical Compliance, Legal Compliance, and Risk Management

18.	Periodically review with the organization’s counsel and management legal compliance matters including securities trading policies, and any other legal matter that could have a significant impact on the organization’s financial statements and reporting obligations.

19.	Periodically inquire of management and the independent auditor about the significant financial, accounting and other risks or exposures to the Company and assess the steps management has taken to minimize these risks, including an annual review of the Company’s insurance programs and risk assessment and risk management policies.

20.	Review and, if appropriate, approve all transactions between the Company or any of its subsidiaries and any related party. For purposes of this duty, the Audit Committee defines “related party” as (i) an affiliate of the Company or any of its subsidiaries; (ii) a trust for the benefit of employees, such as a pension or profit-sharing trust, that is managed by or under the trusteeship of Company management; (iii) a person or entity that beneficially owns or controls 20% or more of the Company’s outstanding voting stock; (iv) any director, member of management or key employee of the Company; (v) any immediate family member of a person who beneficially owns or controls 20% or more of the Company’s outstanding voting stock or of a director, member of management or key employee of the Company; (vi) any other person or entity that is in a position, directly or indirectly, to significantly influence the management or operating policies of the Company.

Other Responsibilities:

21.	Review this Charter at least annually and, if appropriate, recommend changes to the Board of Directors.

22.	Conduct a self-assessment on at least an annual basis of the purposes, duties and responsibilities set forth in this Charter to determine whether the Audit Committee is functioning effectively.

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23.	Review the Company’s Code of Ethics at least annually.

24.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

Effective as of , 2003.	/s/ Edward M. Carson

Director and Chairman of the Audit Committee of the Board of Directors

/s/ Scott A. Schuff
President and Chief Executive Officer

6

ANNEX II

FIRST AMENDMENT
TO THE
SCHUFF INTERNATIONAL, INC.
DIRECTOR COMPENSATION PLAN

          Effective January 1, 1998, the Board of Directors of Schuff International, Inc. (the “Company”) approved the adoption of the Schuff International Director Compensation Plan (the “Plan”). By this First Amendment, the Company desires to amend the Plan to increase the number of shares of the Company’s Common Stock reserved and available for issuance under the Plan from 50,000 shares to 100,000 shares.

1.	This First Amendment shall amend only those Sections specified in this Amendment and those Sections not amended will remain in effect.

2.	Article 4, regarding Shares Subject to Plan, shall be amended as follows: “50,000” is increased to “100,000.”

3.	This First Amendment shall be effective at such time as it has been approved by the stockholders of the Company, at a meeting thereof, by a vote sufficient to meet the requirements of Section 422(b)(1) of the Delaware General Corporation Law.

          The Company has caused this First Amendment to the Plan to be signed by its duly authorized officer this      day of      , 2003.

SCHUFF INTERNATIONAL, INC
By:

Its:

Holder Account Number

☐	Mark this box with an X if you have made changes to your name or address details above.

SCHUFF INTERNATIONAL, INC. — Annual Meeting Proxy Card

A   Election of Directors

The Board of Directors recommends a vote FOR the issued nominees.

	For	Withhold		For	Withhold
01-David A. Schuff	☐	☐	04-Dennis De Concini	☐	☐

02-Scott A. Schuff	☐	☐	05-H. Wilson Sundt	☐	☐

03-Edward M. Carson	☐	☐	06-Michael R. Hill	☐	☐

B   Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. APPROVAL OF AMENDMENT TO SCHUFF INTERNATIONAL DIRECTOR COMPENSATION PLAN.	☐	☐	☐

C   Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE. Please sign EXACTLY as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — SCHUFF INTERNATIONAL, INC.

Annual Meeting of Stockholders — May 16, 2003

Address:	Quincy Joist Company 22253 West Southern Avenue Buckeye, Arizona 85326

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott A. Schuff and Michael R. Hill, and each of them, proxies, with full power of substitution, acting unanimously and voting or if only one is present and voting then that one, to vote the shares of stock of Schuff International, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at Quincy Joist Company, 22253 West Southern Avenue, Buckeye, Arizona on Monday May 16, 2003, at 10:00 a.m. local time, and at any adjournments thereof, with all the powers the undersigned would possess if present.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please mark, sign and date the reverse side and return the proxy card promptly using the enclosed envelope.